EARNINGS PER SHARE (TABLES)	12 Months Ended
Jun. 30, 2011
Notes to Financial Statements [Abstract]
Net Earnings and Common Shares Used to Calculate Basic and Diluted Net Earnings per Share
Net earnings attributable to Procter & Gamble and common shares used to calculate basic and diluted net earnings per share were as follows:

Years ended June 30	2011	2010	2009
NET EARNINGS FROM CONTINUING OPERATIONS(1)	$11,797	$10,946	$10,680
Preferred dividends, net of tax benefit	(233)	(219)	(192)
NET EARNINGS FROM CONTINUING OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS(1)	11,564	10,727	10,488
Preferred dividends, net of tax benefit	233	219	192
DILUTED NET EARNINGS FROM CONTINUING OPERATIONS(1)	11,797	10,946	10,680
Net earnings from discontinued operations	—	1,790	2,756
NET EARNINGS(1)	11,797	12,736	13,436

Shares in millions; Years ended June 30	2011	2010	2009
Basic weighted average common shares outstanding	2,804.0	2,900.8	2,952.2
Effect of dilutive securities
Conversion of preferred shares(2)	128.5	134.0	139.2
Exercise of stock options and other unvested equity awards(3)	69.4	64.5	62.7
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	3,001.9	3,099.3	3,154.1

(1)	Net earnings per share are calculated on net earnings attributable to Procter & Gamble.

(2)	Despite being included currently in diluted net earnings per common share, the actual conversion to common stock occurs pursuant to the repayment of the ESOPs' obligations through 2035.

(3)
Approximately 93 million in 2011, 101 million in 2010 and 92 million in 2009 of the Company's outstanding stock options were not included in the diluted net earnings per share calculation because the options were out of the money or to do so would have been antidilutive (i.e., the total proceeds upon exercise would have exceeded the market value of the underlying common shares).